UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 18, 2004

KLA-Tencor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Rio Robles
San Jose, California 95134
(Address of principal executive offices, including zip code)

(408) 875-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     Attached as an exhibit hereto is the form of option agreement used by KLA-Tencor Corporation (the “Company”) when granting options pursuant to its 1998 Outside Director Option Plan (the “Plan”). The Board of Directors of the Company has determined that outside directors receiving option grants under the Plan will continue to receive an aggregate of 10,000 shares per year, but these grants will be made quarterly in four equal installments rather than in a single annual grant.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.	Description
10.1	Form of Option Agreement under 1998 Outside Director Option Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION a Delaware corporation
By:	/s/ Stuart J. Nichols
Stuart J. Nichols
Vice President and General Counsel

Date: October 18, 2004

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Form of Option Agreement under 1998 Outside Director Option Plan